SEQUOIA FUND, INC.

Supplement dated December 9, 2013
to the Prospectus dated May 1, 2013

The following replaces the two paragraphs under "SEQUOIA FUND, INC. – Principal Investment Strategies" in the Fund's Prospectus:

The Fund's investment objective is long-term growth of capital. In pursuing this objective the Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise. No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any market capitalization. The Fund typically sells the equity security of a company when the company shows deteriorating fundamentals, its earnings progress falls short of the investment adviser's expectations or its valuation appears excessive relative to its expected future earnings.

Ordinarily, the Fund's portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund is not required, however, to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities. Depending upon market conditions, cash reserves may be a significant percentage of the Fund's net assets. The Fund usually invests its cash reserves principally in U.S. Government securities.

The following replaces the first paragraph under each of "SEQUOIA FUND, INC. – Purchase and Sale of Fund Shares" and "PURCHASE AND SALE OF SHARES – How to Buy Shares" in the Fund's Prospectus:

Effective as of the close of business on December 10, 2013, the Fund will be closed to new investors (except new investors investing directly with the Fund who are employees or clients of the Adviser, and members of their families).  Subject to its right to reject any order to purchase Fund shares or to withdraw the offering of Fund shares at any time, the Fund will remain open to existing shareholders, and will continue to reinvest dividends and capital gains distributions for the accounts of existing shareholders who have elected those options.  De minimis transfers of shares held by an existing shareholder (e.g., one share) to any new investor will not be permitted.  When deemed to be in the Fund's best interests, the Fund reserves the right in appropriate cases to extend the offering of the Fund's shares to other persons, to restrict sales further, or to withdraw the offering altogether, all without notice.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
FOR FUTURE REFERENCE.